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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): November 15, 2004
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                               LUCILLE FARMS, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                       1-12506                  13-2963923
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     (State or Other               (Commission File No.)       (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)


150 River Road, Montville, New Jersey                               07045
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (973) 334-6030
                                                    --------------


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 15, 2004, the Registrant announced results for its quarter ended September 30, 2004. A copy of the press release is attached as an exhibit.


ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

             99.1  Press release, dated November 15, 2004.


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                                   Signatures:
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                               LUCILLE FARMS, INC.



                               By:/s/ Jay Rosengarten
                                  ----------------------------------------
                                  Jay Rosengarten, Chief Executive Officer




Date:    November 15, 2004




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                                  Exhibit Index


No.                                Description
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99.1                               Press release, dated November 15, 2004.




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